SCHEDULE 14A
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                         THE ADVISORS' INNER CIRCLE FUND
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)       Title of each class of securities to which transaction applies:

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      2)       Aggregate number of securities to which transaction applies:

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      3)       Per unit price or other underlying value of transaction
               computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)       Proposed maximum aggregate value of transaction:

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      5)       Total fee paid:

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[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)       Amount Previously Paid:

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      2)       Form, Schedule or Registration Statement No.:

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      3)       Filing Party:

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      4)       Date Filed:

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


                      STERLING CAPITAL SMALL CAP VALUE FUND
                         STERLING CAPITAL BALANCED FUND

                                    SERIES OF

                         THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456
                                 1-866-450-3722


Dear Shareholder:

I am writing to all shareholders of the Sterling Capital Small Cap Value Fund and Sterling Capital Balanced Fund (each, a "Fund," and, collectively, the "Funds") to inform you of an upcoming special meeting of shareholders to be held on June 15, 2005. This meeting has been called to consider a proposal requiring your vote as a shareholder. Before the meeting, I would like your vote on this important proposal as described in the attached proxy statement. If you are a shareholder of record of a Fund as of the close of business on April 21, 2005, you are entitled to vote at the meeting and any adjournment of the meeting.

The proposal relates to the approval of a new investment advisory agreement between The Advisors' Inner Circle Fund (the "Trust"), on behalf of the Funds, and Sterling Capital Management LLC ("Sterling"). This new investment advisory agreement is proposed to have the same advisory fees as, and otherwise not materially differ from, the previous advisory agreement (the "Old
Agreement") between the Trust, on behalf of the Funds, and the adviser, Sterling.

On April 1, 2005, BB&T Corporation ("BB&T") acquired a 70% ownership interest in Sterling (the "Transaction"). Sterling now operates as an independently managed subsidiary of BB&T. Other than this change in ownership, the operations of the investment adviser, the fees payable to the investment adviser and the persons responsible for the day-to-day investment management of the Funds remain unchanged.

Consummation of the Transaction resulted in a change of control of Sterling and thus constituted an "assignment," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Old Agreement. As required by the 1940 Act, the Old Agreement automatically terminated upon this assignment. On February 23, 2005, the Board of Trustees of the Trust (the "Board") approved a new investment advisory agreement to take effect upon shareholder approval (the "Proposed Agreement"). The Board similarly approved an interim agreement, which took effect upon the termination of the Old Agreement and which will terminate upon shareholder approval of the Proposed Agreement.

More specific information about the proposal is contained in the proxy statement, which you should consider carefully.

THE BOARD OF TRUSTEES OF THE ADVISORS' INNER CIRCLE FUND HAS UNANIMOUSLY APPROVED THE PROPOSAL AND RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

Your vote is very important. Please familiarize yourself with the proposal presented and vote by signing and returning your proxy card in the enclosed postage-paid envelope today. You may also vote via telephone or Internet.

If we do not receive your vote promptly, you may be contacted by a representative of the Funds or Sterling, who will remind you to vote your shares.

We thank you for taking this matter seriously and participating in this very important process.

                                                Sincerely,

                                                /s/ James F. Volk

                                                James F. Volk
                                                President



Dated: May 3, 2005

                     VERY IMPORTANT NEWS FOR SHAREHOLDERS OF
                         THE ADVISORS' INNER CIRCLE FUND
                      STERLING CAPITAL SMALL CAP VALUE FUND
                         STERLING CAPITAL BALANCED FUND


While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the matters affecting the Sterling Capital Small Cap Value Fund and Sterling Capital Balanced Fund (each, a "Fund," and, collectively, the "Funds") of The Advisors' Inner Circle Fund (the "Trust") that requires a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q.       WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You are receiving these proxy materials - a booklet that includes the Proxy Statement and a proxy card - because one or both of you have the right to vote on an important proposal concerning your investment in the Funds.

Q.       WHAT IS HAPPENING?

A. On April 1, 2005, BB&T Corporation ("BB&T") acquired a 70% ownership interest in Sterling Capital Management LLC ("Sterling") (the "Transaction"). Sterling now operates as an independently managed subsidiary of BB&T. The proxy statement gives you additional information about Sterling, BB&T, and the matters on which you are being asked to vote.

Q.       HOW DOES THE TRANSACTION AFFECT ME?

A. Other than the change in the ownership of the investment adviser to the Funds, the operations of the investment adviser, the fees payable to the investment adviser and the persons responsible for the day-to-day investment management of the Funds remain unchanged. Sterling has assured the Board that there will be no reduction or other significant change in the nature or quality of the investment advisory services to each Fund as a result of the Transaction.

Q.       WHY AM I BEING ASKED TO VOTE ON A PROPOSED NEW ADVISORY AGREEMENT?

A. The Investment Company Act of 1940, as amended, which regulates investment companies such as the Funds, requires a shareholder vote whenever there is a change in control of an investment company's investment adviser. Upon a change of control, the investment advisory agreement between the investment adviser and the investment company will terminate. On April 1, 2005, the date of the consummation of the Transaction, the investment advisory agreement between Sterling and the Trust, on behalf of the Funds, (the "Old Agreement") terminated. On February 23, 2005, the Board approved a new advisory agreement (the "Proposed Agreement") under which, subject to its approval by each Fund's shareholders, Sterling will serve as investment adviser to each Fund.

         Except for the time periods covered by the agreements, there are no material differences between the Proposed Agreement and the Old Agreement. Each Fund's advisory fee rate will remain unchanged. The Proposed Agreement will take effect upon the approval of shareholders.

Q.       WHO WILL MANAGE THE FUNDS PRIOR TO THE APPROVAL OF THE PROPOSED
         AGREEMENT?

A. During the period between April 1, 2005 and the approval of the Proposed Agreement by shareholders, Sterling will continue to provide investment advisory services to the Funds pursuant to an interim advisory agreement between Sterling and the Trust (the "Interim Agreement"), despite the termination of the Old Agreement. The Interim Agreement is similar in all material respects - including fee rate to be paid to Sterling - to the Old Agreement, except for the time periods covered by the agreements. With respect to each Fund, the Proposed Agreement will replace the Interim Agreement upon approval by shareholders.

Q.       WHAT HAPPENS IF THE PROPOSED AGREEMENT IS NOT APPROVED?

A. If the shareholders of each Fund do not approve the new advisory agreement with Sterling, the Board will take such further action as it deems in the best interests of the shareholders of each Fund.

Q.       HOW DOES THE FUNDS' BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

A. After careful consideration, the Board, including those Trustees who are considered independent of Sterling or any of its affiliated companies, recommends that you vote FOR the proposal on the enclosed proxy card.

Q.       I'M A SMALL INVESTOR. WHY SHOULD I BOTHER TO VOTE?

A. Your vote makes a difference. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the meeting. If this happens, the Funds will need to solicit votes again.

Q.       WHOM DO I CALL FOR MORE INFORMATION OR TO PLACE MY VOTE?

A. You may provide the Trust with your vote via mail, by Internet, by telephone, or in person. If you need more information on how to vote, or if you have any questions, please call the Funds' information agent at 1-866-450-3722.



       YOUR VOTE IS IMPORTANT. THANK YOU FOR PROMPTLY RECORDING YOUR VOTE.

                      STERLING CAPITAL SMALL CAP VALUE FUND
                         STERLING CAPITAL BALANCED FUND

                                   A SERIES OF

                         THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456
                                 1-866-450-3722

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON WEDNESDAY JUNE 15, 2005

NOTICE IS HEREBY GIVEN that a special meeting (the "Meeting") of shareholders of the Sterling Capital Small Cap Value Fund and the Sterling Capital Balanced Fund (each, a "Fund," and, collectively, the "Funds"), each a portfolio of The Advisors' Inner Circle Fund (the "Trust"), will be held on Wednesday, June 15, 2005 at 11:00 a.m., Eastern Time at the offices of the Funds' administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, for the following purposes:

   1. To approve a new investment advisory agreement between the Trust, on behalf of the Funds, and Sterling Capital Management LLC (a form of which is attached to the Proxy Statement as Exhibit A).

   2.       To act on any other business properly brought before the Meeting.

Shareholders of record at the close of business on April 21, 2005, are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. You are invited to attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy and return it in the accompanying envelope as promptly as possible. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. You may change your vote even though a proxy has already been returned by written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Meeting.

                                                 By Order of the Trustees,

                                                 /s/ James F. Volk

                                                 James F. Volk
                                                 President


Dated:  May 3, 2005

                      STERLING CAPITAL SMALL CAP VALUE FUND
                         STERLING CAPITAL BALANCED FUND

                                    SERIES OF

                         THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON WEDNESDAY JUNE 15, 2005

This proxy statement is furnished in connection with the solicitation by the Board of Trustees of The Advisors' Inner Circle Fund (the "Trust") for the special meeting of shareholders of the Sterling Capital Small Cap Value Fund and Sterling Capital Balanced Fund to be held at the offices of the Funds' administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456 on Wednesday, June 15, 2005 at 11:00 a.m., Eastern Time and all adjournments thereof (the "Meeting"). Shareholders of record at the close of business on April 21, 2005 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. This proxy statement and the accompanying notice of meeting and proxy card are first being mailed to shareholders on or about May 3, 2005.

As used in this proxy statement, the Trust's Board of Trustees is referred to as the "Board," and the term "Trustee" includes each trustee of the Trust. A Trustee that is an interested person of the Trust is referred to in this proxy statement as an "Interested Trustee." A Trustee may be an interested person of the Trust because he or she is affiliated with one of the Trust's investment advisers, BB&T Corporation, Sterling Capital Management LLC, the Trust's principal underwriter or any of their affiliates. Trustees who are not interested persons of the Trust are referred to in this proxy statement as "Independent Trustees."

GENERAL INFORMATION

         The Board intends to bring before the Meeting the matters set forth in the foregoing notice. If you wish to participate in the Meeting you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Funds at 1-866-450-3722.

         The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust, who will not be paid for these services. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by Sterling, not the Funds.

         All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. A majority of the shares entitled to vote at the Meeting shall be a quorum for the transaction of business. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote against the proposal.

         If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote

         FOR such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such proposal, against such an adjournment.

REQUIRED VOTE

         The approval of Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the vote of a "majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities.

PROPOSAL 1 - APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

BACKGROUND INFORMATION

         Sterling Capital Management LLC ("Sterling"), a North Carolina limited liability company located at Two Morrocroft Centre, 4064 Colony Road, Suite 300, Charlotte, North Carolina 28211, has served as investment adviser to the Sterling Capital Small Cap Value Fund and Sterling Capital Balanced Fund since their inception on January 2, 1997, and March 15, 1991, respectively. Until the consummation of the Transaction as described below, Sterling operated under an investment advisory agreement dated March 16, 2001, between Sterling and the Trust, on behalf of the Funds (the "Old Agreement"), which was last approved by each Fund's sole shareholder for the purpose of reorganizing the Funds into the Trust.

THE CHANGE IN CONTROL OF STERLING CAPITAL MANAGEMENT LLC

         On April 1, 2005, BB&T Corporation ("BB&T") acquired a 70% ownership interest in Sterling, the Funds' investment adviser (the "Transaction"). Sterling now operates as an independently managed subsidiary of BB&T. Other than this change in ownership, the operations of the investment adviser, the fees payable to the investment adviser and the persons responsible for the day-to-day investment management of the Funds remain unchanged. The following pages give you additional information about Sterling, BB&T, and the matters on which you are being asked to vote.


BOARD APPROVAL OF THE INTERIM AND PROPOSED INVESTMENT ADVISORY AGREEMENTS

         The 1940 Act, which regulates investment companies such as the Funds, requires a shareholder vote whenever there is a change in control of an investment company's investment adviser. Upon a change of control, the investment advisory agreement between the investment adviser and the investment company will terminate. Upon the consummation of the Transaction on April 1, 2005, the Old Agreement terminated. On February 23, 2005, the Board met in person and approved a new investment advisory agreement between the Trust, on behalf of the Funds, and Sterling (the "Proposed Agreement"), to take effect upon shareholder approval. On February 23, 2005, the Board, including all of the Independent Trustees, also approved an interim advisory agreement (the "Interim Agreement") which took effect upon the termination of the Old Agreement, and which terminates upon shareholder approval of the Proposed Agreement. Sterling currently provides investment advisory services to the Funds under the Interim Agreement.

DESCRIPTION OF THE INTERIM AGREEMENT

         Except for the time periods covered by the agreement and certain provisions regarding compensation if the Proposed Agreement is not approved by shareholders, there are no material differences between the Interim Agreement and the Old Agreement. Sterling's fee rates for its services to the Funds under the Interim Agreement are the same as its fee rates under the Old Agreement. The Interim Agreement provides for a termination date no greater than 150 days from the date of the termination of the Old Agreement, or upon approval of the Proposed Agreement by shareholders, whichever is shorter. The Interim Agreement provides that compensation paid by each Fund to Sterling will be held in an interest bearing escrow account with the Funds' custodian bank or a bank mutually agreed upon by Sterling and the Trust.

         If a majority of each Fund's outstanding voting securities approves the Proposed Agreement by the end of the 150 day period following the effective date of the Interim Agreement, the amount in the escrow account (including any interest earned) will be paid to Sterling. If a majority of a Fund's outstanding voting securities does not approve the Proposed Agreement with Sterling, Sterling will be paid out of the escrow account, with respect to that Fund, the lesser of: (i) any costs incurred by Sterling in performing its obligations under the Interim Agreement, with respect to that Fund, (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account attributable to that Fund (plus any interest earned).

DESCRIPTION OF THE PROPOSED AGREEMENT


         A form of the Proposed Agreement is attached to this proxy statement as Exhibit A. There are no material differences between the Proposed Agreement and the Old Agreement. For instance, each Fund's advisory fee rate will remain unchanged. With respect to duration of the Proposed Agreement, the Proposed Agreement provides that unless terminated as provided therein, the Proposed Agreement shall continue for two years. Thereafter, the Proposed Agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually: (a) by the vote of a majority of those members of the Board who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and; (b) by the Board; or (c) by vote of a majority of the outstanding voting securities of the Funds.

         Pursuant to the Proposed Agreement, Sterling will act as each Fund's investment adviser. Each of the Old Agreement and the Proposed Agreement requires the investment adviser to:

            o  Manage the investment and reinvestment of each Fund's assets;

            o  Continuously furnish an investment program for the Funds;

            o Determine the securities or investment instruments to be purchased, sold, lent or otherwise traded;

            o Provide the Trust, and any other agent designated by the Trust, with records concerning the adviser's activities which each Fund is required to maintain; and

            o Provide other reports reasonably requested by the Trust's administrator or the Trust's officers and Board concerning the adviser's discharge of the foregoing responsibilities.

         The investment adviser is also required to render regular reports to the Funds' officers and Board concerning the discharge of its responsibilities.

         Each of the Old Agreement and the Proposed Agreement also authorizes the investment adviser to select the brokers or dealers that will execute the purchases and sales of securities of each Fund and directs the investment adviser to seek to obtain the best available price and most favorable execution. Subject to policies established by the Board, the investment adviser also may effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the investment adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to each Fund, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") and any Commission staff interpretations thereof.

         Each of the Old Agreement and the Proposed Agreement obligates the investment adviser to discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies and limitations set forth in the Funds' prospectus and applicable laws and regulations. Under the terms of each of the Old Agreement and the Proposed Agreement, the investment adviser will bear the costs of providing its services thereunder.

         Although there are no material differences between the Old Agreement and the Proposed Agreement, the new form of the Proposed Agreement does contain many changes from the Old Agreement, which was executed in 2001. Since 2001, industry best practices have evolved, as has the course of dealing between the Board, on behalf of the Trust, and Sterling. The new form of the Proposed Agreement is designed to memorialize these best practices and this course of dealing. Many of the provisions in the form of the Proposed Agreement will provide the Trust with some additional protections. The following bullet points summarize the key features of the form of the Proposed Agreement:

            o Restatement and expansion of Sterling's duties as investment adviser to the Trust, including specific requirements with respect to compliance, proxy voting, recordkeeping and Board reporting.

            o Restatement and expansion of Sterling's duties and obligations with respect to fund portfolio transactions, best execution and affiliated brokerage transactions.

            o Inclusion of specific representations and warranties made by Sterling to the Trust. These representations and warranties are designed to contractually obligate Sterling to do the things it is required to do by law (I.E., maintain its registration as an adviser) or it has previously represented to the Board that it does (I.E., maintain insurance and avoid conflicts of interest). In short, none of these representations or warranties represent a change in conduct or create additional duties for Sterling - they simply memorialize what Sterling is already doing.

            o Inclusion of a license to the Trust to use the name "Sterling Capital" in any fund name.

INFORMATION ON INVESTMENT ADVISORY FEES AND ANNUAL EXPENSE LIMITATION

         The Proposed Agreement provides that the Small Cap Value Fund will pay Sterling an advisory fee at the annual rate of 1.00% of the Small Cap Value Fund's average daily net assets and the Balanced Fund will pay Sterling an advisory fee at the annual rate of 0.75% of the Balanced Fund's average daily net assets. This level of compensation is identical to the level of compensation under the Old Agreement. In addition, Sterling has voluntarily agreed to limit the total annual operating expenses of the Small Cap Value Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 1.25% of the Small Cap Value Fund's average net assets, and of the Balanced Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 1.11% of the Balanced Fund's average net assets. To maintain these expense limits, the adviser may waive a portion of its management fee and/or reimburse certain expenses of each Fund. These waiver arrangements are unchanged as a result of the Transaction. Sterling intends to continue these voluntary expense limitations until further notice, but may reduce or discontinue them at any time. During the most recent fiscal year ended October 31, 2004, the Small Cap Value Fund paid Sterling $2,403,853, and the Balanced Fund paid Sterling $283,896 pursuant to the Old Agreement. During the most recent fiscal year ended October 31, 2004, the adviser waived $260,223 in fees for the Small Cap Value Fund and $61,186 in fees for the Balanced Fund to maintain the expense limitations discussed above.

INFORMATION ON STERLING

         Sterling Capital Management LLC, a North Carolina limited liability company located at Two Morrocroft Centre, 4064 Colony Road, Suite 300, Charlotte, North Carolina 28211, has served as investment adviser to the Small Cap Value Fund and Balanced Fund since their inception on January 2, 1997, and March 15, 1991, respectively. As of April 1, 2005, BB&T, located at 200 West Second Street, Winston-Salem, North Carolina 27101, owns a 70% interest in Sterling. BB&T is a publicly-owned bank holding company. BB&T is a parent company to BB&T Asset Management. As of April 1, 2005, SCM Investors LLC, Two Morrocroft Centre, 4064 Colony Road, Suite 300, North Carolina 28211, owns a 30% interest in Sterling. SCM Investors LLC is a manager managed limited liability company, and is managed by SCM MGT, Inc. Each of Mark W. Whalen, David M. Ralston, Alexander W. McAlister, Eduardo A. Brea and Brian R. Walton own 17.72% of SCM Investors LLC. Sterling is managed by an eight member board of managers, five appointed by SCM Investors LLC and three appointed by BB&T. BB&T's appointees have six votes and SCM Investors LLC's appointees have five votes.

         The name, address and principal occupation of the directors of Sterling are listed below. The address for each of the persons listed above is c/o Sterling Capital Management LLC, Two Morrocroft Centre, 4064 Colony Road, Suite 300, Charlotte, North Carolina 28211.

        ----------------------------- ----------------------------------------------------------------------------
        NAME                          PRINCIPAL OCCUPATION
        ----------------------------- ----------------------------------------------------------------------------
        Mark W. Whalen                Director of Sterling
        David M. Ralston              Director of Sterling
        Alexander W. McAlister        Director of Sterling
        Eduardo A. Brea               Director of Sterling
        Brian R. Walton               Director of Sterling
        Kenneth L. Miller, Jr.        Executive Vice President and Corporate Financial Services Manager of BB&T
        Keith F. Karlawish            President of BB&T Asset Management
        Jeffery Schappe               Chief Investment Officer and Senior Vice President of BB&T Asset Management
        ----------------------------- ----------------------------------------------------------------------------

RECOMMENDATION OF TRUSTEES

         At its meeting held on February 23, 2005 the Board considered the approval of the Proposed Agreement. At that meeting, representatives of Sterling discussed the general terms of the Transaction and the perceived benefits for each Fund's shareholders with the Board, including the fact that the five then-existing majority owners of Sterling would retain a 30% interest in the firm after the Transaction, and that all five had signed an agreement to stay with Sterling for an additional seven years to ensure continuity of personnel and operations. The Board also considered the fact that other key personnel at Sterling would remain unchanged following the Transaction.

         The Board considered the following factors to be of greatest importance with respect to the Proposed Agreement: (i) the compensation payable under the Proposed Agreement will be at the same rate as the compensation payable under the Old Agreement; (ii) the performance record and regular reports of Sterling as compared to the performance of other small cap value and balanced funds, respectively; (iii) the nature and quality of services expected to be rendered by Sterling, including Sterling's conservative position regarding soft dollar usage, and Sterling's determination to discontinue using soft dollars entirely; (iv) the ability to market the Funds; (v) the historical investment management operations, reputation, and biographical data, qualifications and investment management experience of personnel of Sterling, all of whom continue to be employed by Sterling; and (vi) the fact that Sterling reported no violations to its code of ethics. The Independent Trustees were assisted in their review of this information by their independent legal counsel. On February 23, 2005, based on the Board's deliberations and its evaluations of the information described above, the Board concluded: (i) that advisory fees were reasonable given the quality and nature of services provided by Sterling, noting the Funds' performance was consistent with the adviser's discussion of market factors, and longer-term performance remained favorable in relation to the Fund benchmarks; (ii) that Sterling's respective reported profitability levels for the Funds appeared reasonable; and
         (iii) that the Proposed Agreement is in the best interests of shareholders. The Board, including all of the Independent Trustees, voted to approve the Proposed Agreement with Sterling.

         THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE TO APPROVE PROPOSAL 1.

ADDITIONAL INFORMATION

OTHER SERVICE PROVIDERS

         SEI Investments Global Funds Services ("SEIGFS") serves as the Funds' administrator. SEI Investments Distribution Co. ("SIDCO") serves as the Funds' distributor and principal underwriter. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

         During the most recent fiscal year ended October 31, 2004, the Small Cap Value Fund paid to SEIGFS $360,520 for services rendered as administrator and the Balanced Fund paid to SEIGFS $56,780 for services rendered as administrator.

         The Funds do not pay SIDCO for its services as principal underwriter to the Funds. For the fiscal year ended October 31, 2004, the Funds did not pay commissions to affiliated brokers.

 PAYMENT OF EXPENSES

         Sterling will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all solicitations, including telephone voting. The Funds will not incur any of these expenses.

BENEFICIAL OWNERSHIP OF SHARES

         The following table contains information about the beneficial ownership by shareholders of 5% or more of each Fund's outstanding shares as of April 21, 2005. On that date, the existing directors and officers of the Funds, together as a group, "beneficially owned" less than 1% of each Fund's outstanding shares.

         STERLING CAPITAL SMALL CAP VALUE FUND

         ---------------------------------------------- -------------------------- --------------------------
         Name and Address of Shareholder                Number of Shares           Percentage of Shares
         -------------------------------                ----------------           ---------------------
                                                                                   Owned
         ---------------------------------------------- -------------------------- --------------------------
         Mitra & Co.                                    2,164,872.7010             15.56%
         c/o Marshall & Ilsley Trust Co.
         1000 N. Water Street
         Milwaukee, WI 53202-6648
         ---------------------------------------------- -------------------------- --------------------------
         Fidelity Invest Inst. Operations Co. Inc.      1,705,302.5830             12.25%
         For Certain Employee Benefit Plans
         100 Magellan Way KWIC
         Covington, KY 41015-1999
         ---------------------------------------------- -------------------------- --------------------------
         Charles Schwab & Co. Inc.                      1,187,886.0710             8.54%
         Reinvest Account
         Attn: Mutual Funds
         101 Montgomery Street
         San Francisco, CA 94104-4122
         ---------------------------------------------- -------------------------- --------------------------
         Maril & Co.                                    875,308.0850               6.29%
         c/o Marshall & Ilsley Trust Co.
         1000 N. Water Street
         Milwaukee, WI 53202-6648
         ---------------------------------------------- -------------------------- --------------------------
         MATCO                                          832,977.2980               5.99%
         c/o Burlington Bank & Trust
         PO Box 728
         Burlington, IA 52601-0728
         ---------------------------------------------- -------------------------- --------------------------


         STERLING CAPITAL BALANCED FUND

         ---------------------------------------------- -------------------------- --------------------------
         Name and Address of Shareholder                Number of Shares           Percentage of Shares Owned
         -------------------------------                ----------------           --------------------------
         Mitra & Co.                                    2,708,545.0550             81.94%
         c/o Marshall & Ilsley Trust Co.
         1000 N. Water Street
         Milwaukee, WI 53202-6648
         ---------------------------------------------- -------------------------- --------------------------
         Charles Schwab & Co. Inc.                      209,285.3170               6.33%
         Reinvest Account
         Attn: Mutual Funds
         101 Montgomery Street
         San Francisco, CA 94104-4122
         ---------------------------------------------- -------------------------- --------------------------

         As of April 21, 2005 the Small Cap Value Fund had 13,915,616.7520 shares outstanding and the Balanced Fund had 3,305,723.2970 shares outstanding.

         The term "beneficial ownership" is as defined under Rule 16a-1(a)(2) under the 1934 Act. The information as to beneficial ownership is based on statements furnished to the Funds by the existing trustees of the Trust, and/or on the records of the Trust's transfer agent.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

         For a free copy of the Funds' most recent annual report (and most recent semi-annual report succeeding the annual report, if any), shareholders of a Fund may call 1-866-450-3722 or write to the Funds at P.O. Box 219009, Kansas City, MO 64121.

SUBMISSION OF SHAREHOLDER PROPOSALS

         The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, have annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

VOTING AND OTHER MATTERS

         Abstentions and "broker non-votes" will not be counted for or against the proposal but will be counted for purposes of determining whether a quorum is present. The Trust believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the proposals when they have not received instructions from beneficial owners.

         No business other than the matters described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Trust.

ADJOURNMENT

         In the event that sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods to permit further solicitation of proxies with respect to the proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. Abstentions and "broker non-votes" will not be counted for or against such proposal to adjourn. The persons named as proxies will vote in favor of adjournments with respect to a proposal those proxies that they are entitled to vote in favor of such proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Trust will bear the costs of any additional solicitation and any adjourned sessions.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

                                               By Order of the Trustees,


                                               /s/ James F. Volk
                                               -----------------
                                               James F. Volk
                                               President


Dated: May 3, 2005

                                                                       EXHIBIT A

                           FORM OF ADVISORY AGREEMENT


         FORM OF ADVISORY AGREEMENT made as of this ____th day of ____________, 2005 by and between THE ADVISORS' INNER CIRCLE FUND (the "Trust"), a Massachusetts business trust registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and STERLING CAPITAL MANAGEMENT LLC, a North Carolina limited liability company with its principal place of business at 4046 Colony Road, Suite 300, Charlotte, NC 28211 (the "Adviser").


                                   WITNESSETH


         WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a "Fund" and, collectively, the "Funds"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1.       THE ADVISER'S SERVICES.

     (a) Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund's assets or to otherwise exercise its right to control the overall management of a Fund.

     (b) Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure the its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

     (c) Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Fund's securities to the Adviser. So long as proxy voting authority for the Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities and shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

     (d) Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

         The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

     (e) Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

     (f) Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

2. CODE OF ETHICS. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a: (i) a copy of the Adviser's current Code of Ethics, as in effect from time to time; and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code, whether or not such violation relates to an security held by any Fund.

3. INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

     (a) Notification of Breach/Compliance Reports. The Adviser shall notify the Trust immediately upon detection of: (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds' or the Adviser's policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event: (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws; or (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

     (b) Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

     (c) Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser's services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

4.       BROKERAGE.

     (a) Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

     (b) Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with Section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates' services to other clients.

     (c) Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

     (d) Affiliated Brokers. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current prospectus and SAI; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser's fees for services under this Agreement.

5. CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

6. ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for a Fund's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

7.       REPRESENTATIONS, WARRANTIES AND COVENANTS.

     (a) Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

     (b) ADV Disclosure. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendments to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

     (c) Fund Disclosure Documents. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

     (d) Use Of The Name "Sterling Capital." The Adviser has the right to use the name "Sterling Capital" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name "Sterling Capital" in connection with the management and operation of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely effect or prejudice the rights of the Adviser or the Trust to use the name "Sterling Capital".

     (e) Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the
Trust: (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

     (f) No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

     (g) Conflicts. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

     (h) Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

8. THE NAME "STERLING CAPITAL." The Adviser grants to the Trust a license to use the name "Sterling Capital" (the "Name") as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall: (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; and (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will: (a) submit to Adviser representative samples of any promotional materials using the Name; and
(b) change the name of any Fund within three months of its receipt of the Adviser's request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had on had at the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

9. ADVISER'S COMPENSATION. The Funds shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined at the rate described in Schedule A that is attached hereto and made a part hereof. Such fee shall be paid to the Adviser at the end of each month and shall be calculated by applying a daily rate, based on the annual percentage rates as specified in Schedule A, to the assets. The fee shall be based on the average daily net assets for the month involved.

         The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund's prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

         All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

         This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

12. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually: (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund; provided, however, that if the shareholders of a Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

         This Agreement may be terminated as to a Fund at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

13.      CERTAIN DEFINITIONS.  For the purposes of this Agreement:

     (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

     (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

14. LIABILITY OF THE ADVISER. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board; (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code; or (c) the Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts. Such Certificate of Trust and the Trust's Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

17. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of Commonwealth of Massachusetts and the Adviser consents to the jurisdiction of courts, both state or federal, in Massachusetts, with respect to any dispute under this Agreement.

18. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

19. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.



                              THE ADVISORS' INNER CIRCLE FUND, on behalf of each Fund listed on Schedule A


                              By:______________________________________
                                    Name:   James F. Volk
                                    Title:  President



                              STERLING CAPITAL MANAGEMENT LLC


                              By:______________________________________
                                    Name:
                                    Title:

                                SCHEDULE A TO THE
                      FORM OF INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                         THE ADVISORS' INNER CIRCLE FUND
                                       AND
                         STERLING CAPITAL MANAGEMENT LLC




Pursuant to Article 9, the Trust shall pay the Adviser compensation at an annual rate as follows:


         Portfolio                                                     Fee:
         ---------                                                     ----

         Sterling Capital Balanced Portfolio                           0.75%

         Sterling Capital Small Cap Value Portfolio                    1.00%

                      STERLING CAPITAL SMALL CAP VALUE FUND
                         STERLING CAPITAL BALANCED FUND

                                    SERIES OF

                         THE ADVISORS' INNER CIRCLE FUND

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
            NOTICE OF SPECIAL MEETING OF SHAREHOLDERS, TO BE HELD ON
                             WEDNESDAY JUNE 15, 2005


NOTICE IS HEREBY GIVEN that a special meeting (the "Meeting") of shareholders of the Sterling Capital Small Cap Value and Sterling Capital Balanced Funds (each, a "Fund," and, collectively, the "Funds"), each a portfolio of The Advisors' Inner Circle Fund (the "Trust"), will be held on Wednesday, June 15, 2005 at 11:00 a.m. Eastern Time at the offices of the Funds' administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, and any adjournments or postponements of the Meeting all shares of beneficial interest of the Funds that the undersigned would be entitled to vote if personally present at the Meeting, on the proposal set forth below and, in accordance with their own discretion, on any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE FOLLOWING
PROPOSAL:

Proposal 1.   To approve a new investment advisory agreement between the
              Trust, on behalf of the Funds, and Sterling Capital Management
              LLC.

Proposal 2.   To act on any other business properly brought before the meeting.



                  ____ FOR          ____ AGAINST            ____ ABSTAIN

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Your signature(s) acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement. Your signature(s) on this proxy should be exactly as your name(s) appear on this proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated:                 , 2005
      -----------------
                                             --------------------------------
                                             Signature of Shareholder

                                             --------------------------------
                                             Signature (Joint owners)

                                             --------------------------------
                                             Printed Name of Shareholder(s)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND.